Prudential Investment Portfolios 9
PGIM Select Real Estate Fund

Supplement dated May 6, 2020 to the Fund’s Currently Effective Prospectus and Statement of Additional Information (SAI)

Effective as of May 15, 2020, Alvin Chan, will become a Portfolio Manager for the Fund. Rick J. Romano, Daniel Cooney, Michael Gallagher, Kwok Wing Cheong and Samit Parikh will continue to serve as portfolio managers for the Fund.  To reflect these changes, the Fund’s Prospectus and SAI are revised, as follows:

1.	The table in the section of the Prospectus entitled “Summary - Management of the Fund” is hereby revised by adding the following information with respect to Mr. Chan:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Real Estate	Alvin Chan, CFA	Vice President & Portfolio Manager: Asian Real Estate Securities	May 2020

2.

The section of the Prospectus entitled “How the Fund is Managed – Portfolio Manager” is revised as follows: “The paragraph that precedes each portfolio manager’s professional biography is hereby deleted”. The following professional biography for Mr. Chan is hereby added.

Alvin Chan Mr. Chan is a Vice President and Portfolio Manager assisting in the investment management and operations of PGIM’s Global Real Estate securities portfolios focusing on Asian public securities. His responsibilities include fundamental investment research, securities analysis and assisting in portfolio management. Mr. Chan joined Prudential in 2016 from BlackRock where he worked as an equities analyst on the global real estate securities team. Prior to that, he had worked as a Senior Analyst at Principal Global Investors and Lasalle Investment Management. Mr. Chan started his career as an Equity Research Associate with UBS in Singapore. He holds a Bachelor of Science degree in Real Estate from the National University of Singapore and is a CFA charterholder. Mr. Chan is fluent in English and Mandarin (Chinese).

3.	In Part I of the SAI, the table entitled “The Fund’s Portfolio Managers: Information About Other Accounts Managed” is revised by adding the following information pertaining to Mr. Chan:

Subadviser	Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets
PGIM Real Estate	Alvin Chan, CFA	9/$1,446,044,351.58	0/$0	4/$567,476,440

Information in the above table is as of March 31, 2020.

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4.	In Part I of the SAI, the table entitled “Portfolio Managers: Personal Investments and Financial Interests” is revised by adding the following information pertaining to Mr. Chan:

Personal Investments and Financial Interests of the Portfolio Managers
Subadviser	Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
PGIM Real Estate	Alvin Chan, CFA	$10,001-$50,000

Information in the above table is as of March 31, 2020.

“Investments and Other Financial Interests in the Fund and Similar Strategies” include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts.  “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan.  “Other Financial Interests” include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional’s long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies.

The dollar ranges for Alvin Chan’s investment in the Fund is as follows: $1-$10,000

Effective immediately, all references to "PGIM Fund Management Limited" in each Fund's Summary Prospectus, Prospectus and Statement of Additional Information are replaced with "PGIM Real Estate (UK) Limited".

In each Fund's Statutory Prospectus, in the section titled "How the Fund is Managed – Subadvisers" the paragraph regarding PGIM Fund Management Limited is deleted and replaced with the following:

PGIM Real Estate (UK) Limited is an indirect wholly-owned subsidiary of PGIM. PGIM Real Estate (UK) Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Real Estate (UK) provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2019, PGIM Real Estate (UK) Limited-PGIM Real Estate managed approximately $972,858,952 in assets.

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